Offerings - Offering: 1	Jun. 17, 2026 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 88,782,384.60
Fee Rate	0.01381%
Amount of Registration Fee	$ 12,260.85
Offering Note	Calculated as the aggregate maximum purchase price for shares of common stock, par value $0.01 per share, of Carlyle Credit Solutions, Inc. ("Shares"), based upon the net asset value per Share as of May 31, 2025, of $18.20. This amount is based upon the offer to purchase up to 4,878,153 Shares.